UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 20, 2022

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

3 Easton Oval	Suite 500	Columbus	Ohio	43219
(Address of principal executive office)				(Zip code)
 Registrant’s telephone number, including area code:        (814) 726-2140
 (Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, 0.01 Par Value	NWBI	NASDAQ Stock Market, LLC

    Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

    Indicate by a check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 ( § 230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 20, 2022, the stockholders of Northwest Bancshares, Inc. (the “Company”) approved the Northwest Bancshares, Inc. 2022 Equity Incentive Plan (the “Plan”), which provides for the grant of equity-based incentive awards to key employees, officers and non-employee directors of the Company. A description of the material terms of the Plan is contained in the Company's definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 10, 2022. A copy of the Plan is being filed as Exhibit 10.1.

Also, the Board of Directors of the Company approved the Northwest Bank Annual Performance Award Plan (the “APAP”). The purpose of the APAP is to attract, retain and motivate eligible employees by making a portion of their cash compensation dependent on the achievement of certain corporate, business unit and/or individual performance goals. A copy of the APAP is being filed as Exhibit 10.2.

Item 5.07    Submission of Matters to a Vote of Security Holders

    The Annual Meeting of Stockholders was held on April 20, 2022. The matters listed below were submitted to a vote of the stockholders through the solicitation of proxies and the proposals are described in detail in the Company's definitive proxy statement for the Annual Meeting of Stockholders filed with the Securities and Exchange Commission on March 10, 2022. The final results of the stockholder votes are as follows:

Proposal 1 - Election of Directors

The stockholders elected the following Directors:

	For	Withheld	Broker Non-Votes
Robert M. Campana	80,904,466	3,305,621	15,996,739

Timothy B. Fannin	74,689,521	9,520,566	15,996,739

John P. Meegan	80,053,312	4,156,775	15,996,739

Mark A. Paup	81,190,698	3,019,389	15,996,739

Pablo A. Vegas	81,943,621	2,266,466	15,996,739

Proposal 2 - Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders approved the ratification of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2022.

For	96,954,335
Against	2,694,904
Abstain	557,587
Broker Non-Votes	—

Proposal 3 - An advisory, non-binding resolution to approve executive compensation described in the Proxy Statement

The stockholders approved the proposal regarding the compensation of the named executive officers as disclosed in the Proxy Statement as follows:

For	77,225,809
Against	6,207,306
Abstain	776,972
Broker Non-Votes	15,996,739

Proposal 4 - Northwest Bancshares, Inc. 2022 Equity Incentive Plan

The stockholders approved the proposal regarding the Northwest Bancshares, Inc. 2022 Equity Incentive Plan as disclosed in the Proxy Statement as follows:

For	78,871,186
Against	4,366,693
Abstain	972,208
Broker Non-Votes	15,996,739
Item 7.01    Regulation FD Disclosure
On April 20, 2022, the Company made the slide presentation attached as Exhibit 99.1 to stockholders during its Annual Stockholders' Meeting.
Item 9.01    Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description

10.1	Northwest Bancshares, Inc. 2022 Equity Incentive Plan (incorporated by reference to the proxy statement for the Annul Meeting of Stockholders filed with the Securities and Exchange Commission on March 10, 2022 (file no. 001-34582))
10.2	Northwest Bank Annual Performance Award Plan
99.1	Slide presentation to stockholders
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	April 22, 2022	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer